SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 19, 2008

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                001-10435                    06-0633559
           --------                ---------                    ----------
        (State or Other           (Commission                  (IRS Employer
Jurisdiction of Incorporation)    File Number)            Identification Number)

                  ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

      On February 19, 2008, the Company issued a press release announcing the retirement of Robert R. Stutler as Vice President of Prescott Operations as of February 15, 2008 and appointment of Mark T. Lang as Group Vice President effective February 18, 2008. A copy of the press release is furnished as Exhibit
99.1 to the Current Report on Form 8-K and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

Exhibit No.     Description

99.1 Press release of Sturm, Ruger & Company, Inc. dated February 19, 2008 announcing the retirement of Robert R. Stutler as Vice President of Prescott Operations and appointment of Mark T. Lang as Group Vice President.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STURM, RUGER & COMPANY, INC.


                                        By: /s/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Principal Financial Officer,
                                                   Vice President, Treasurer and
                                                   Chief Financial Officer

Dated: February 19, 2008